Exhibit 99.1

Board of Directors of Bluerock Residential Growth REIT, Inc. Approves the Completion of the Proposed Spin-Off of its Single-Family Rental Business to Shareholders; Completion of Spin-Off and Acquisition of Bluerock Residential Growth REIT by Affiliates of Blackstone Real Estate Expected on October 6, 2022

September 19, 2022 / 2022 Press Release

New York, NY (September 19, 2022) – Bluerock Residential Growth REIT, Inc. (NYSE American: BRG) (“BRG” or the “Company”) announced today that its Board of Directors (the “BRG Board”) has approved the distribution to its shareholders of all of the outstanding shares of common stock of Bluerock Homes Trust, Inc., which will become the holder of the Company’s single-family rental business (the “Spin-Off”). The Spin-Off is expected to be completed on October 6, 2022 before the opening of the New York Stock Exchange American. BRG, which will continue to hold the Company’s multi-family rental business, expects to complete the previously announced acquisition of BRG by affiliates of Blackstone Real Estate (the “Acquisition”) promptly following the completion of the Spin-Off.

The Spin-Off will occur by means of a pro rata distribution (the “Distribution”) by BRG of all of the outstanding shares of common stock of BHM. The Distribution is subject to the satisfaction or waiver of certain conditions, as more fully described in BHM’s Registration Statement on Form 10 (File No. 001-41322), as amended, including the U.S. Securities and Exchange Commission (the “SEC”) having declared effective the Form 10. The Form 10 has been filed by BHM with the SEC and is available on the SEC’s website. The completion of the Acquisition remains subject to the consummation of the Distribution, as well as the satisfaction or waiver of the other closing conditions in the merger agreement between the Company and affiliates of Blackstone Real Estate.

Distribution Information

At the time of the Distribution, each BRG shareholder will receive one share of BHM Class A or Class C common stock, as applicable, for every eight shares of BRG’s Class A or Class C common stock held as of the close of business on the record date, which will be September 29, 2022. The Distribution is expected to occur at 12:01 A.M. on October 6, 2022. BRG shareholders will not receive fractional shares of BHM common stock.

No action is required by BRG shareholders to receive shares of BHM common stock in the Distribution. However, as previously disclosed, holders of warrants to purchase shares of BRG common stock who do not exercise such warrants prior to the close of business on September 23, 2022 will not be entitled to receive any shares of BHM common stock in the Spin-Off in respect of such warrants.

BRG expects to make available an information statement to all shareholders entitled to receive the Distribution. The information statement is filed as an exhibit to BHM’s Registration Statement on Form 10 and describes BHM and certain risks of owning BHM common stock and provides other information regarding the Spin-Off and the Distribution.

The distribution agent, transfer agent, and registrar for the shares of BHM common stock will be Computershare. For questions relating to the mechanics of the Distribution, shareholders should contact Computershare, Attn: Alternative Investment Operations, P.O. Box 43007, Providence, RI 02940-3007, or by phone at: 1-866-574-5492. If shares are held by a bank, broker or other nominee, shareholders should contact that institution directly.

Trading of BHM Common Stock

Bluerock Homes Trust, Inc. (“BHM”) Class A common stock is expected to be listed on the New York Stock Exchange American under the symbol “BHM.”

BRG Class A common stock is expected to begin trading with “Due-Bills” on or about September 28, 2022 (i.e., trading with an entitlement to shares of BHM Class A common stock to be distributed pursuant to the Distribution) and will continue so trading up to and through October 5, 2022, the day prior to the date of the Distribution. BHM Class A common stock is expected to begin trading on a “When-Issued” basis under the ticker symbol “BHM WI” on or about September 28, 2022 and will continue so trading up to and through October 5, 2022, the day prior to the date of the Distribution.

“Regular-way” trading in BHM’s Class A common stock is expected to begin on October 6, 2022.

BRG shareholders should consult their financial advisor, stockbroker, bank or other nominee before selling any shares before the date of the Distribution to understand how such sales would impact their entitlement to BHM common stock. Additional information regarding trading of BRG and BHM common stock will be set forth in BHM’s information statement filed with the Form 10.

The date of the Distribution may change if certain conditions are not satisfied by that date, as described in BHM’s information statement filed with the Form 10.

About Bluerock Residential Growth REIT, Inc.

Bluerock Residential Growth REIT, Inc. (NYSE American: BRG) is a real estate investment trust that focuses on developing and acquiring a diversified portfolio of institutional-quality highly amenitized live/work/play apartment communities in demographically attractive knowledge economy growth markets to appeal to the renter by choice. The Company’s objective is to generate value through off-market/relationship-based transactions and, at the asset level, through value-add improvements to properties and to operations. BRG has elected to be taxed as a real estate investment trust (REIT) for U.S. federal income tax purposes.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “estimate” and similar words or expressions, including the negative version of such words and expressions. These forward-looking statements are based upon the Company’s present expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve uncertainty that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Investors should not place undue reliance upon these forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in these forward-looking statements due to numerous factors. Factors that could have a material adverse effect on our operations, future prospects, the Acquisition and the Spin-Off include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to satisfy any of the conditions to the completion of the Acquisition or the Spin-Off; the risks that the market does not value BHM shares at net asset value; the failure to recognize the potential benefits of the Spin-Off due to, among other reasons, BHM’s lack of liquidity, small market size or inability to grow and expand revenues and earnings following the Spin-Off; shareholder litigation in connection with the Acquisition or the Spin-Off, which may affect the timing or occurrence of the Acquisition or the Spin-Off or result in significant costs of defense, indemnification and liability; the effect of the announcement of the Acquisition and the Spin-Off on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Acquisition and the Spin-Off; the ability to meet expectations regarding the timing and completion of the Acquisition and the Spin-Off; the possibility that any opinions, consents or approvals required in connection with the Spin-Off will not be received or obtained in the expected time frame, on the expected terms or at all; and significant transaction costs, fees, expenses and charges. There can be no assurance that the Acquisition, the Spin-Off or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. There can be no assurance as to the impact of COVID-19 and other potential future outbreaks of infectious diseases on the Company’s or BHM’s financial condition, results of operations, cash flows and performance and those of their respective tenants as well as on the economy and real estate and financial markets, which may impact the timing or occurrence of the Acquisition or the Spin-Off. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2022, the risk factors set forth in Item 1A of the Company’s Quarterly Report on Form 10-Q filed by the Company with the SEC on May 10, 2022, and subsequent filings by the Company with the SEC. Any forward-looking statement speaks only as of the date on which it is made, and the Company assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.